Filed pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347

GMO TRUST

Amended and Restated Supplement to
GMO Trust Prospectus dated June 30, 2007
and
GMO Trust Statement of Additional Information dated June 30, 2007

GMO Tax-Managed Small/Mid Cap Fund and GMO Tax-Managed U.S. Equities Fund

On September 6, 2007, the Board of Trustees approved the reorganization (the “Reorganization”) of GMO Tax-Managed Small/Mid Cap Fund (the “Small/Mid Cap Fund”) into GMO Tax-Managed U.S. Equities Fund (the “U.S. Equities Fund”). It is anticipated that the Reorganization, which does not require shareholder approval, will be consummated on or about October 15, 2007.

The Reorganization will result in Small/Mid Cap Fund shareholders becoming shareholders of the U.S. Equities Fund by receiving shares of the U.S. Equities Fund with a total net asset value equal to that of their shares of the Small/Mid Cap Fund at the time of the Reorganization. The Reorganization is expected to constitute a tax-free reorganization for federal income tax purposes.

Effective upon consummation of the Reorganization, the Prospectus’ combined description of principal risks will be changed as follows:

•	The Principal Risk “Smaller Company Risk” is added to the chart captioned “Description of Principal Risks” for U.S. Equities Fund on page 92 of the Prospectus.

Effective upon consummation of the Reorganization, the U.S. Equities Fund’s benchmark will change from the S&P 500 Index (after tax) to the Russell 3000 Index, and the summary of U.S. Equities Fund’s investment objective, principal investment strategies, principal risks, benchmark, performance, and fees and expenses on pages 20 and 21 of the Prospectus will be amended and restated in its entirety as follows:

 GMO TAX-MANAGED U.S. EQUITIES FUND
Fund Inception Date: 7/23/98

Investment objective
High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies that issue stocks included in the Russell 3000 Index, a U.S. stock index, and in companies with similar market capitalizations, and uses quantitative models integrated with tax management techniques to provide broad exposure to the U.S. equity market to investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

The Manager uses proprietary quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and/or positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of unrealized gains and losses in the Fund’s portfolio.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.

Investment Universe and Benchmark
As of July 31, 2007, the market capitalization of companies that issue stocks included in the Russell 3000 Index ranged from approximately $56 million to $479.6 billion with an average market capitalization of approximately $82.4 billion and a median market capitalization of approximately $1.2 billion.

The Fund’s benchmark is the Russell 3000 Index, which is independently maintained and published by the Frank Russell Company. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Those companies represent approximately 98% of the total market capitalization of the U.S. equity market.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and investors may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Smaller Company Risk – The securities of small- and mid-cap companies trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares (Before Tax)
Years Ending December 31

Highest Quarter: 16.69% (2Q2003)
Lowest Quarter: –17.54% (3Q2002)
Year-to-Date (as of 3/31/07): 0.59%

Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.
Class III				7/23/98
Return Before Taxes	10.04%	4.77%	N/A	4.98%
Return After Taxes on Distributions	9.81%	4.49%	N/A	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	6.81%	4.01%	N/A	4.13%
Russell 3000 Index [a]	15.72%	7.17%	N/A	4.96%
S&P 500 Index	15.80%	6.19%	N/A	4.25%
S&P 500 Index (after tax)[b]	15.47%	5.95%	N/A	4.11%

a Fund’s benchmark effective upon consummation of the Reorganization.

b Fund’s benchmark (computed by the Manager) prior to the consummation of the Reorganization.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.33%
Shareholder service fee	0.15%
Other expenses	0.11%[1]
Total annual operating expenses	0.59%
Expense reimbursement	0.11%[2]
Net annual expenses	0.48%

1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.33% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$49	$178	$318	$727

*	After reimbursement

Disclosure of Portfolio Holdings

Beginning in the third calendar quarter of 2007, the top fifteen portfolio holdings of certain of the GMO Trust Funds may be posted monthly on GMO’s website. No confidentiality agreement is needed to access this information.

GMO Global Balanced Asset Allocation Fund; GMO Strategic Opportunities Allocation Fund; GMO Benchmark-Free Allocation Fund

Effective July 30, 2007, each of the above-referenced Funds may invest in GMO Special Situations Fund, a separate investment portfolio of GMO Trust. As a result of each Fund’s investment in GMO Special Situations Fund, each Fund will be indirectly exposed to the risks of GMO Special Situations Fund. For additional information about GMO Special Situations Fund, see “Investment in GMO Funds Offered through Separate Private Placement Memoranda” below.

Investment in GMO Funds Offered through Separate Private Placement Memoranda

Effective July 30, 2007, the section in the Prospectus titled “Investment in GMO Funds Offered through Separate Private Placement Memoranda” is amended to include the following information:

GMO Special Situations Fund.  GMO Special Situations Fund (“SSF”), a portfolio of the Trust, is described in a separate private placement memorandum. Shares of SSF are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors. SSF is managed by GMO.

SSF pays an investment management fee to the Manager at the annual rate of 0.37% of SSF’s average daily net assets. SSF offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of SSF’s average daily net assets and Class VI shares pay shareholder service fees at the annual rate of 0.055% of SSF’s average daily net assets. In addition, the Manager has agreed to reimburse SSF for Fund expenses through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.37% of the Fund’s average daily net assets.

SSF’s investment objectives are capital appreciation and capital preservation. SSF is a non-diversified investment company within the meaning of the 1940 Act.

SSF seeks to achieve its investment objectives by implementing investment strategies that are intended to complement long-only investments in global equities and fixed income instruments. SSF may have exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). SSF is not restricted in its exposure to any particular asset class, and at times may be substantially invested in a single asset class (e.g., equity securities or fixed income securities). In addition, SSF is not restricted in its exposure to any particular market. SSF may have substantial exposure to a particular country or type of country (e.g., emerging countries).

In managing SSF’s strategy, the Manager will employ proprietary quantitative investment models and fundamental judgment for the selection of derivatives and other investments and portfolio construction. The models use one or more independent, though possibly concentrated or focused, strategies for selection of investments. The Manager also may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.

In pursuing its investment objectives, SSF may use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, swap contracts, and swaptions, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) adjust exposure to market volatility; and/or (iv) manage risk by implementing shifts in investment exposure. In addition, SSF may use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers. SSF may, and may do so to a significant extent, take active long and short currency positions in a particular currency through exchange-traded and OTC foreign currency derivatives as well as hedge its currency exposure through the use of currency forwards and other derivatives. Except for margin or other applicable regulatory requirements, there will be no limitations on the extent of SSF’s net long or net short positions.

SSF may elect to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for such services.

SSF may invest directly in U.S. government securities and cash and cash-like investments. SSF also may invest a substantial portion of its total assets in SDCF. SDCF primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. See above for more information on SDCF.

SSF does not seek to control risk relative to a particular securities market index or benchmark. In addition, SSF does not seek to outperform a particular securities market index or blend of market indices.

To the extent a GMO Fund invests in SSF, it is subject to the risks associated with an investment in fixed income securities and related derivatives. The principal risks of an investment in SSF include Management Risk, Derivatives Risk, Currency Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment Risk, Market Risk — Fixed Income Securities and Related Derivatives, Market Risk — Equity Securities, Market Disruption and Geopolitical Risk, Large Shareholder Risk, and Liquidity Risk. Shareholders of each GMO Fund investing in SSF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

GMO Alpha Only Fund

The reference to “Class VI” in the table captioned “Annual Fund operating expenses” on page 91 of the Prospectus is hereby revised to read “Class IV”.

Supplement Date: September 10, 2007

GMO TRUST

Amended and Restated Supplement to
GMO Trust Class M Prospectus dated June 30, 2007
and
GMO Trust Class M Statement of Additional Information dated June 30, 2007

Disclosure of Portfolio Holdings

Beginning in the third calendar quarter of 2007, the top fifteen portfolio holdings of certain of the GMO Trust Funds may be posted monthly on GMO’s website. No confidentiality agreement is needed to access this information.

Supplement Date: September 10, 2007